EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cyclone Power Technologies, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce Schames, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 1, 2017	/s/ Bruce Schames
Bruce Schames
Chief Financial Officer and Secretary (Principal Accounting Officer)